Liquidity	12 Months Ended
Dec. 31, 2012
Liquidity

Note 20—Liquidity

Our liquidity requirements include funding ongoing working capital needs, repaying our outstanding indebtedness and anticipated capital expenditures, which largely comprise our progress payments for our ultra-deepwater drillship construction projects, and maintaining adequate cash reserves to compensate the effects of fluctuations in operating cash flows.

As of December 31, 2012, we have taken delivery of four of our ultra-deepwater drillships, all of which are operating under long-term drilling contracts. The Pacific Bora, the Pacific Scirocco, the Pacific Mistral and the Pacific Santa Ana commenced drilling operations on August 26, 2011, December 31, 2011, February 6, 2012 and May 4, 2012, respectively. Additionally, the Pacific Sharav entered into a five-year drilling contract in June 2012 and the Pacific Khamsin entered into a two-year drilling contract in November 2012.

Our ability to meet these liquidity requirements will depend in large part on our future operating and financial performance. Primary sources of funds for our short-term liquidity needs will be cash flow generated from operating and financing activities and available cash balances. Our liquidity fluctuates depending on a number of factors, including, among others, our revenue efficiency and the timing of collecting accounts receivable as well as amounts paid for operating costs. We believe that our cash on hand and cash flows generated from operating and financing activities will provide sufficient liquidity over the next twelve months to fund our working capital needs, amortization payments on our long-term debt and anticipated capital expenditures for the Company’s ultra-deepwater drillship construction projects.